Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
29.	Subsequent Events

On March 7, 2024 and March 20, 2024, the Company executed junior promissory notes (as borrower) with Pangaea Three Acquisition Holdings IV, Limited, a Cayman Islands limited liability company and the existing shareholder and a related party of the Company as disclosed in note 27 (as lender), with principal of US$5 million and US$15 million, respectively. The junior promissory notes were due on April 7, 2024 and April 20, 2024 and were subsequently extended to August 31, 2024 thereafter. The junior promissory notes carried an annual interest rate equal to the latest one-month term Secured Overnight Financing Rate reference rate as published by the CME Group Benchmark Administration plus 8.0%.